UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21552

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)

270 Park Avenue, Floor 22

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue, Floor 9

New York, NY 10017

(Name and address of agent for service)

Copy to:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end:   March 31

Date of reporting period:   September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the six months ended September 30, 2014

(Unaudited)

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the six months ended September 30, 2014

(Unaudited)

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

September 30, 2014

(Unaudited)

Investment Fund	Cost ($)	Fair Value ($)	% of Members’ Capital	Liquidity (e)
Diversified
OZ Domestic Partners II, L.P.	265,000,000	296,487,630	10.15	Quarterly
Winton Diversified Futures Fund (US) L.P.	44,000,000	44,934,220	1.54	Monthly

Total	309,000,000	341,421,850	11.69

Event Driven - Core
Apollo Asia Opportunity Fund, L.P.	94,637	28,210	0.00(a)	Side Pocket**
Corvex Partners LP (b)	119,500,000	147,247,956	5.05	Quarterly
Deephaven Event Fund LLC	81,842	9,515	0.00(a)	In Liquidation***
OZ Asia Domestic Partners, L.P.	53,469,957	53,522,802	1.83	Quarterly
Paulson Partners Enhanced, L.P.	183,288,093	209,738,410	7.18	Semi-Annual
Perry Partners, L.P.	102,000,000	102,878,009	3.52	Quarterly
Third Point Partners Qualified L.P. (b)	44,619,644	69,627,371	2.38	Quarterly
Tyrus Capital Event Fund, L.P.	4,137,940	5,626,158	0.19	Quarterly
ValueAct Capital Partners, L.P.	165,490	513,224	0.02	Side Pocket**

Total	507,357,603	589,191,655	20.17

Event Driven - Distressed
Caspian Select Credit Fund, L.P.	115,800,000	132,411,446	4.53	Quarterly
GSO Special Situations Fund L.P.	161,200,000	159,732,442	5.47	Quarterly
Strategic Value Restructuring Fund, LP	1,777,496	503,599	0.01	Side Pocket**
SVRF (Onshore) Holdings LLC	137,724	72,312	0.00(a)	In Liquidation***
York Credit Opportunities Fund, L.P. (b)	187,650,000	218,093,121	7.48	Quarterly
York European Opportunities Fund LP	140,000,000	138,563,133	4.74	Quarterly

Total	606,565,220	649,376,053	22.23

Long/Short Equities
Black Bear Fund I, L.P.	90,769	188,516	0.00(a)	In Liquidation***
Brahman Partners III, L.P. (b)	118,850,000	132,528,709	4.54	Quarterly
Copper River Partners, L.P.	57,214	14,968	0.00(a)	In Liquidation***
Glenview Institutional Partners, L.P. (b)	172,422,799	223,103,190	7.66	Quarterly*
JANA Partners Qualified, L.P. (b)	165,000,000	165,551,873	5.66	Quarterly
Miura Global Partners II, LP (b)	110,000,000	105,205,516	3.60	Semi-Annual
Pershing Square, L.P.	75,000,000	77,848,039	2.66	Quarterly
Shannon River Partners II, LP	98,500,000	99,209,766	3.40	Quarterly

Total	739,920,782	803,650,577	27.52

Opportunistic/Macro
Black River Commodity Multi-Strategy Fund LLC	524,946	320,103	0.01	Side Pocket**
Brevan Howard L.P. (b)	29,762,691	31,469,576	1.08	Monthly
D.E. Shaw Oculus Fund, L.L.C. (b)	52,392,961	75,700,201	2.59	Quarterly

Total	82,680,598	107,489,880	3.68

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

September 30, 2014

(Unaudited)

Investment Fund	Cost ($)	Fair Value ($)	% of Members’ Capital	Liquidity (e)
Relative Value
BlueMountain Long/Short Credit Fund Ltd.	20,771,619	21,722,773	0.75	Monthly
GoldenTree Partners, L.P. Side Pocket (b)	4,177,312	8,704,479	0.29	Side Pocket**
Good Hill SPV, Ltd.	213,659	191,349	0.01	In Liquidation***
Magnetar Capital Fund, LP	301,593	80,927	0.00(a)	Side Pocket**
Magnetar Risk Linked Fund (US), Ltd.	518,993	960,918	0.03	Side Pocket**
Magnetar SPV LLC	33,045	37,879	0.00(a)	In Liquidation***
Marathon Credit Opportunity Fund, L.P.	40,506,882	51,151,910	1.76	Semi-Annual
Rose Grove Partners I, LP	84,000,000	85,967,491	2.94	Quarterly
Tricadia Credit Strategies L.P.	29,000,000	28,935,110	0.99	Quarterly
Waterfall Victoria Fund, L.P.	13,757	207,856	0.01	Side Pocket**

Total	179,536,860	197,960,692	6.78

Total Investments in Investment Funds	2,425,061,063	2,689,090,707	92.07

Short-Term Investment
Investment Company
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.01% (b),(c),(d)	10,864,347	10,864,347	0.37	Daily

Total Investments	2,435,925,410	2,699,955,054	92.44

Other Assets, less Liabilities		220,909,639	7.56

Members’ Capital		2,920,864,693	100.00

(a)	Amount rounds to less than 0.01%.
(b)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit.
(c)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of September 30, 2014.
(e)	Certain funds may be subject to an initial lockup period, as described in Note 2b of the financial statements.
*	An amount less than 5% of this investment is currently in a side pocket.
**	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.
***

The Investment Fund is in the process of ceasing its operations or has created a special purpose vehicle to handle the orderly disposition of the underlying assets, which may result in J.P. Morgan Access Multi-Strategy Fund L.L.C.‘s delayed receipt of redemption proceeds.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

September 30, 2014

(Unaudited)

Investment Strategy as a Percentage of Total Investments

The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 15% to 30% of net profits earned.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

September 30, 2014

(Unaudited)

Assets

Investments, at fair value (cost $2,425,061,063)	$2,689,090,707
Investment in affiliate, at fair value (cost $10,864,347)	10,864,347

Total Investments, at fair value (cost $2,435,925,410)	2,699,955,054

Investments paid in advance (see Note 2c)	176,000,000
Receivable for Investment Funds sold	164,712,092
Prepaid expenses	45,966
Due from Investment Manager	14,513
Dividend receivable from affiliate	1,181

Total assets	3,040,728,806

Liabilities
Contributions received in advance (see Note 6)	58,749,927
Tender offer proceeds payable	32,640,251
Loan payable	24,000,000
Management Fee payable	3,078,510
Professional fees payable	603,774
Administration Fee payable	369,421
Credit facility fees payable	85,500
Interest payable	5,294
Other accrued expenses	331,436

Total liabilities	119,864,113

Members’ capital	$2,920,864,693

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Operations

For the six months ended September 30, 2014

(Unaudited)

Investment income
Dividend income from affiliate	$4,808
Other income	220

Total investment income	5,028

Expenses
Management Fee (see Note 3)	17,307,697
Administration Fee (see Note 3)	2,076,924
Fund accounting and custodian fees	589,194
Credit facility fees	471,725
Investor servicing fees	336,363
Professional fees	240,000
Interest	157,494
Insurance	55,159
Directors’ and Chief Compliance Officer’s fees	11,239
Other	334,053

Total expenses	21,579,848

Less: Waivers and/or expense reimbursements (see Note 3)	(77,255)

Net expenses	21,502,593

Net investment income/(loss)	(21,497,565)

Realized and unrealized gain/(loss)
Net realized gain/(loss) from Investment Fund transactions	62,750,776
Net change in unrealized appreciation/(depreciation) on Investment Funds	(19,273,316)

Net realized and unrealized gain/(loss)	43,477,460

Net increase in members’ capital resulting from operations	$21,979,895

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statements of Changes in Members’ Capital

For the six months ended September 30, 2014 (Unaudited)

	Managing Member	Special Member	Other Members	Total
From investment activities
Net investment income/(loss)	$(112)	$(5,156)	$(21,492,297)	$(21,497,565)
Net realized gain/(loss) from Investment Fund transactions	237	13,960	62,736,579	62,750,776
Net change in unrealized appreciation/(depreciation) on Investment Funds	–	(5,311)	(19,268,005)	(19,273,316)
Performance allocation	–	2,299,956	(2,299,956)	–

Net increase/(decrease) in members’ capital resulting from operations	125	2,303,449	19,676,321	21,979,895

From members’ capital transactions
Capital contributions	–	–	618,266,000	618,266,000
Repurchase fee	–	4	17,705	17,709
Capital redemptions	–	–	(62,605,941)	(62,605,941)

Net increase/(decrease) in members’ capital resulting from capital transactions	–	4	555,677,764	555,677,768

Net change in members’ capital	125	2,303,453	575,354,085	577,657,663

Members’ capital at beginning of period	13,983	3,127,084	2,340,065,963	2,343,207,030

Members’ capital at end of period	$14,108	$5,430,537	$2,915,420,048	$2,920,864,693

For the year ended March 31, 2014

	Managing Member	Special Member	Other Members	Total
From investment activities
Net investment income/(loss)	$(311)	$(6,334)	$(27,572,225)	$(27,578,870)
Net realized gain/(loss) from Investment Fund transactions	137	2,249	5,002,395	5,004,781
Net change in unrealized appreciation/(depreciation) on Investment Funds	1,099	38,799	159,273,940	159,313,838
Performance allocation	–	13,769,551	(13,769,551)	–

Net increase/(decrease) in members’ capital resulting from operations	925	13,804,265	122,934,559	136,739,749

From members’ capital transactions
Capital contributions	–	–	1,155,608,000	1,155,608,000
Repurchase fee	–	11	44,160	44,171
Capital redemptions	–	(15,275,106)	(108,692,749)	(123,967,855)

Net increase/(decrease) in members’ capital resulting from capital transactions	–	(15,275,095)	1,046,959,411	1,031,684,316

Net change in members’ capital	925	(1,470,830)	1,169,893,970	1,168,424,065

Members’ capital at beginning of year	13,058	4,597,914	1,170,171,993	1,174,782,965

Members’ capital at end of year	$13,983	$3,127,084	$2,340,065,963	$2,343,207,030

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Cash Flows

For the six months ended September 30, 2014

(Unaudited)

Cash flows from operating activities

Net increase in members’ capital resulting from operations	$21,979,895
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash used in operating activities:
Purchases of Investment Funds	(960,151,894)
Sales of Investment Funds	512,208,549
Sales of short-term investments, net	34,282,382
Net realized (gain)/loss from Investment Fund transactions	(62,750,776)
Net change in unrealized (appreciation)/depreciation on Investment Funds	19,273,316
Decrease in investments paid in advance	20,000,000
Increase in receivable for investment funds sold	(90,266,058)
Decrease in prepaid expenses	55,158
Increase in due from Investment Manager	(3,096)
Increase in dividend receivable from affiliate	(588)
Increase in Management Fee payable	601,750
Increase in professional fees payable	190,813
Increase in Administration Fee payable	72,210
Increase in credit facility fees payable	56,333
Increase in interest payable	5,294
Increase in other accrued expenses	66,985

Net cash used in operating activities	(504,379,727)

Cash flows from financing activities

Capital contributions, including change in contributions received in advance	545,881,708
Capital redemptions, including change in tender offer proceeds payable	(65,501,981)
Proceeds from loan	123,850,000
Repayments of loan	(99,850,000)

Net cash provided by financing activities	504,379,727

Net change in cash and cash equivalents

Cash and cash equivalents at beginning of period	–

Cash and cash equivalents at end of period	$–

Supplemental disclosure of cash flow information

Cash paid during the period for interest	$152,200

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Highlights

Ratios and other Financial Highlights

The following represents the ratios to average Members’ Capital and other financial highlights information for Members’ Capital other than the Managing Member and Special Member.

	For the six months ended September 30, 2014	Years Ended March 31,
	(Unaudited)	2014	2013	2012	2011	2010

Total return before performance allocation	0.89% (a)	7.88%	9.05%	(0.92%)	5.99%	9.32%
Performance allocation	(0.09%) (a)	(0.81%)	(0.84%)	(0.03%)	(0.36%)	(0.09%)
Total return after performance allocation	0.80% (a)	7.07%	8.21%	(0.95%)	5.63%	9.23%

Ratios to average members’ capital:
Expenses, before waivers	1.60% (b)(c)	1.60% (b)	1.60% (b)	1.70% (b)	1.91% (b)	1.94%
Expenses, net of waivers	1.59% (b)(c)	1.59% (b)	1.59% (b)	1.70% (b)	1.90% (b)	1.94%
Performance allocation	0.17% (c)	0.79%	0.83%	0.04%	0.53%	0.09%
Expenses, net of performance allocation and net of waivers	1.76% (b)(c)	2.38%	2.42%	1.74%	2.43%	2.03%

Net investment loss, before waivers	(1.60%) (b)(c)	(1.60%) (b)	(1.60%) (b)	(1.69%) (b)	(1.91%) (b)	(1.94%)
Net investment loss, net of waivers	(1.59%) (b)(c)	(1.59%) (b)	(1.59%) (b)	(1.69%) (b)	(1.90%) (b)	(1.94%)

Portfolio turnover rate	19.88% (a)	22.18%	23.95%	6.21%	37.88%	44.97%

Members’ Capital applicable to Other Members	$2,915,420,048	$2,340,065,963	$1,170,171,993	$889,423,998	$501,099,254	$168,917,283

The above ratios and total returns are calculated for Other Members taken as a whole. An individual investor’s return may vary from these returns based on the timing of capital contributions and performance allocation.

The above expense ratios do not include the expenses from the underlying fund investments. However, total returns take into account all expenses.

(a)	Not annualized.

(b)	The Investment Manager waived and/or reimbursed a portion of its fees for the period pursuant to the agreement between the Fund and the Investment Manager.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited)

1.  Organization

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

J.P. Morgan Investment Management, Inc. (“JPMIM” or the “Investment Manager”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors (the “Board”). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund’s assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the “Sub-Advisor” or “JPMPI”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities. The Investment Manager also serves as the managing member of the Fund (the “Managing Member”).

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

2.  Significant Accounting Policies

a.  Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. The Fund is an investment company and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

b.  Valuation of Investments

The net asset value of the Fund is determined as of the last day of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the net asset value

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund uses the net asset value to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end net asset value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements. Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets”, sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds, the value of its investment could fluctuate.

The Board has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s investments. JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase, has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, JPMIM, J.P. Morgan Asset Management’s Legal, Compliance, Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding fair value measurements and/or providing recommendations for approval to the Board’s Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact fair values and for discussing and assessing fair values on an ongoing, and at least a quarterly, basis with the VC and Board, as applicable. The appropriateness of fair values is assessed based on results of due diligence procedures performed on the valuation of the underlying Investment Funds.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

Investments in other open-end investment companies are valued at such company’s net asset value per share as of the valuation date.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below

•	Level 1 inputs are quoted prices in active markets for identical securities;
•	Level 2 inputs are other significant observable inputs (including the Investment Fund’s ability to be redeemed within 3 months of the reporting date at fair value);
•

Level 3 inputs are significant unobservable inputs and include restrictions on redemptions of the Investment Funds due to terms of the investment or gates, suspensions, etc. imposed by the Investment Fund such that the Fund cannot redeem at fair value within 3 months of the reporting date.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input, by strategy, as presented on the Schedule of Investments:

Investments in Investment Funds	Total Fair Value at September 30, 2014	Level 1	Level 2	Level 3
Diversified	$341,421,850	$—	$341,421,850	$—
Event Driven - Core	589,191,655	—	437,681,429	151,510,226
Event Driven - Distressed	649,376,053	—	480,005,693	169,370,360
Long/Short Equities	803,650,577	—	652,096,590	151,553,987
Opportunistic/Macro	107,489,880	—	107,169,777	320,103
Relative Value	197,960,692	—	187,777,284	10,183,408
Short-Term Investment
Investment Company	10,864,347	10,864,347	—	—
Total Investments	$2,699,955,054	$10,864,347	$2,206,152,623	$482,938,084

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

The following is a summary of each strategy for which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Balance as of March 31, 2014	Transfers into Level 3 (a)	Transfers out of Level 3 (a)	Net realized gain / (loss)	Net change in unrealized appreciation / (depreciation)	Purchases	Sales	Balance as of September 30, 2014
Diversified	$286,939	$–	$(1,450)	$(232,874)	$265,924	$–	$(318,539)	$–
Event Driven - Core	265,743,340	–	(156,313,566)	(264,085)	(2,336,482)	56,946,978	(12,265,959)	151,510,226
Event Driven - Distressed	119,452,166	–	(48,638,305)	(23,951)	(1,386,938)	100,000,000	(32,612)	169,370,360
Long/Short Equities	68,136,085	–	(47,065,906)	–	6,483,808	124,000,000	–	151,553,987
Opportunistic/Macro	367,980	–	–	(12,814)	(15,038)	–	(20,025)	320,103
Relative Value	8,300,838	–	–	281,113	2,147,034	–	(545,577)	10,183,408
Total	$462,287,348	$–	$(252,019,227)	$(252,611)	$5,158,308	$280,946,978	$(13,182,712)	$482,938,084

(a) The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are typically due to the Fund’s consideration of liquidity terms of its investments in the underlying Investment Funds and reflect the Fund’s ability (classified as Level 2) or inability (classified as Level 3) to redeem its investments in the underlying Investment Funds within 3 months from the measurement date. There were no transfers between Level 1 and Level 2 during the six months ended September 30, 2014.

The change in unrealized appreciation/(depreciation) attributable to securities owned at September 30, 2014, which were valued using significant unobservable inputs (Level 3), is as follows:

Investments in Investment Funds	Net change in unrealized appreciation/ (depreciation)
Event Driven - Core	$(2,336,482)
Event Driven - Distressed	(1,386,938)
Long/Short Equities	6,483,808
Opportunistic/Macro	(15,038)
Relative Value	2,147,034

Total	$4,892,384

Diversified

Portfolio Managers utilizing this strategy use two or more of the below strategies. Investment Funds within this strategy are generally subject to 30 - 65 day redemption notice periods. The remaining Investment Funds have monthly to quarterly liquidity. Certain funds may have lock up periods of up to two years as of September 30, 2014.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

Event Driven - Core

Portfolio Managers utilizing this strategy invest in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy. Risk management and hedging techniques are typically employed by the Portfolio Managers to seek to protect the portfolio from deals that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important element affecting the realized return. Portfolio Managers in this strategy may use leverage. Investment Funds within this strategy are generally subject to 60 - 90 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have quarterly to annual liquidity. Certain funds may have lock up periods of up to one year as of September 30, 2014.

Event Driven - Distressed

Portfolio Managers utilizing this strategy invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and sub-performing bank loans, and emerging market debt. Portfolios are usually concentrated in debt instruments. The Portfolio Managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage. Investment Funds within this strategy are generally subject to 30 - 90 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have quarterly liquidity. Certain funds may have lock up periods of up to one year as of September 30, 2014.

Long/Short Equities

Portfolio Managers utilizing this strategy make long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. The Portfolio Managers typically do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). The Portfolio Managers may specialize in a particular industry or may allocate holdings across industries. Although the strategy is more commonly focused on U.S. markets, a growing number of Portfolio Managers invest globally. Portfolio Managers in this strategy usually employ a low to moderate degree of leverage. Investment Funds within this strategy are generally subject to 45 - 70 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have monthly to quarterly liquidity. Certain funds may have lock up periods of up to one year as of September 30, 2014.

Opportunistic/Macro

Portfolio Managers utilizing this strategy invest in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. Most Portfolio Managers utilizing this strategy rely on a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures and options are often used for hedging and speculation in order to quickly position a portfolio to profit from changing markets. The use of leverage varies considerably. Investment Funds within this strategy are generally subject to 45 - 90

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

b.  Valuation of Investments (continued)

day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets. The remaining Investment Funds have monthly to quarterly liquidity. Certain funds may have lock up periods of up to one year as of September 30, 2014.

Relative Value

Portfolio Managers utilizing this strategy make simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). The Portfolio Managers attempt to neutralize long and short positions to minimize the impact of general market movements. Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. The types of instruments traded vary considerably depending on the Portfolio Manager’s relative value strategy. Because the strategy attempts to capture relatively small mis-pricings between two related securities, moderate to substantial leverage is often employed to produce attractive rates of return. Investment Funds within this strategy are generally subject to 45 - 95 day redemption notice periods. Approximately 5 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have monthly to semi-annual liquidity. Certain funds may have lock up periods of up to one year as of September 30, 2014.

Any restrictions noted above were imposed at various points throughout the year, at the discretion of the underlying Investment Funds and the time at which the restriction might lapse cannot be estimated.

c.  Investments Paid in Advance

Investments paid in advance represent funds which have been sent to Investment Funds prior to September 30, 2014 but are not effective until October 1, 2014. At September 30, 2014, the Fund made the following commitments to purchase underlying Investment Funds:

Investment Fund	Amount

D.E. Shaw Oculus Fund, L.L.C.	$29,000,000
Miura Global Partners II, L.P.	25,000,000
Pershing Square, L.P.	10,000,000
Third Point Partners Qualified L.P.	67,000,000
Tricadia Credit Strategies L.P.	45,000,000

Total	$176,000,000

d.  Distributions from Investment Funds

Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified by the Investment Fund as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

2.  Significant Accounting Policies (continued)

e.  Income Recognition and Security Transactions

Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated based on the pro-rata ratio of the fair value and cost basis of the underlying Investment Fund at the date of redemption. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included in the net change in unrealized appreciation/(depreciation) in the Statement of Operations.

f. Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board.

g.  Income Taxes

The Fund intends to operate and has elected to be treated as a partnership for federal income tax purposes. Accordingly, no provision for the payment of federal, state or local income taxes has been provided. Each Member is individually responsible to report on its own tax return its distributive share of the Fund’s taxable income or loss.

The Investment Manager evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. The Investment Manager’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2014, the Fund did not incur any interest or penalties.

3.  Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee of 1.25% per year (the “Management Fee”)

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

3.  Management Fee, Related Party Transactions and Other (continued)

payable monthly at the rate of 1/12 of 1.25% of the month-end capital account balance of each Member, before giving effect to repurchases, Repurchase Fees (if any, as defined below) or the Performance Allocation (as defined below), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Fund’s month-end Members’ Capital of each month. For the six months ended September 30, 2014, the Management Fee earned by JPMIM totaled $17,307,697, none of which was waived.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1/12 of 1.10% of the month-end capital balance of each Member of the Fund.

The Sub-Advisor is the special member of the Fund (the “Special Member”). The Special Member is entitled to all incentive-based performance allocations, if any, from Members’ accounts (see Note 6).

Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) monthly at the annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended September 30, 2014, the Administration Fee earned by JPMFM totaled $2,076,924, none of which was waived.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, BNY Mellon receives a portion of the fees payable to the Administrator.

The Bank of New York Mellon (the “Custodian”) serves as custodian of the Fund’s assets and provides custodial services to the Fund. As compensation for services, the Fund pays the Custodian a monthly fee of 0.025% of the Fund’s beginning of the month gross assets, with a minimum monthly fee of $1,000 and a transaction services fee of $15 per transaction.

The Investment Manager, or an affiliate of the Investment Manager, has contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses as well as any Performance Allocation) exceed 1.92% on an annualized basis of the Fund’s net assets as of the end of each month. This expense limitation agreement is in effect until June 30, 2015. There were no fees waived pursuant to these agreements during the six months ended September 30, 2014.

The Fund may invest in one or more money market funds advised by the Investment Manager or its affiliates. The Investment Manager, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary. The amount of waivers resulting from investments in the money market fund for the six months ended September 30, 2014 was $77,255.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

3.  Management Fee, Related Party Transactions and Other (continued)

Entities may be retained by the Fund to assist in the placement of Interests. These entities (“Placement Agents” or “Intermediaries”), which may include the Investment Manager and its affiliates, will generally be entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing an Interest through a Placement Agent. The placement fee will be added to a prospective investor’s subscription amount; it will not constitute a capital contribution made by the investor to the Fund nor part of the assets of the Fund. The placement fee may be adjusted or waived in the sole discretion of the Placement Agent.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Fund has adopted a Director Deferred Compensation Plan (the “Plan”) which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as a Director. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4.  Line of Credit

The Fund has a line of credit with Credit Suisse International and from time to time may borrow cash under a credit agreement, which has a cap of $280 million. Interest, which is calculated on any outstanding balance, and a LIBOR-based rate, is payable on a monthly basis. The Fund also pays a monthly fee on the unused amount of the line of credit. The Fund had an outstanding balance of $24 million on this credit facility as of September 30, 2014. During the year ended September 30, 2014, the Fund had borrowings under the credit agreement as follows:

Average Daily Loan Balance*	Weighted Average Interest Rate	Interest Expense	Number of Days Borrowings Were Outstanding	Credit Facility Fee**
$89,287,000	2.23%	$157,494 §	32	$471,725 §

*	For the days borrowings were outstanding.

**	For the fiscal period ended September 30, 2014.

§	Interest expense and credit facility fees incurred for the period ended September 30, 2014 are included in the Statement of Operations.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

5.  Security Transactions

Aggregate purchases and sales of Investment Funds for the six months ended September 30, 2014 amounted to $960,151,894 and $512,208,549, respectively.

At September 30, 2014, the estimated cost of investments for federal income tax purposes was $2,511,286,427. Accordingly, gross unrealized appreciation on investments was $198,400,554 and gross unrealized depreciation was $9,731,927, resulting in net unrealized appreciation of $188,668,627. The estimated cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on their respective Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the tax year ended December 31, 2014; therefore, the tax basis cost of investments as of September 30, 2014 is estimated based on information available, and will not be finalized by the Fund until after the fiscal year end.

6.  Contributions, Redemptions, and Performance Allocation

Generally, initial and additional contributions for Interests (“Interests”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any contributions for Interests in the Fund. The initial acceptance for contributions for Interests was April 1, 2004 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts contributions for Interests as of the first day of each month. At September 30, 2014 the Fund received $58,749,927 in contribution proceeds in advance of the October 1, 2014 contribution date, which included Repurchase Fees, as defined below, related to repurchase of Members’ Interests at September 30, 2014. This amount is included in the Statement of Assets, Liabilities and Members’ Capital.

The Fund, from time to time, may offer to repurchase Interests pursuant to written tenders by Members. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager and the Managing Member expect to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 25% of the Fund’s net assets quarterly, effective as of the last day of March, June, September, and December. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interests. For the six months ended September 30, 2014, the Fund charged Repurchase Fees totaling $17,709.

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial “Allocation Period” began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member’s capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

6.  Contributions, Redemptions, and Performance Allocation (continued)

At the end of each calendar year, each Member’s return on investment for the year is determined and a portion of the net capital appreciation allocated to each Member’s capital account during the year (the “Performance Allocation”), net of the Member’s allocable share of the Management Fee and the Administrative Fee, equal to 10% of the portion of such net capital appreciation that exceeds the Preferred Return (as defined below) will be reallocated to the capital account of the Special Member. The “Preferred Return” is equal to the 3-month U.S. Treasury Bill yield (as defined below) for each month during the relevant calendar year (or any shorter period of calculation). The “3-month U.S. Treasury Bill yield” for any month shall equal one-twelfth of the annual yield for the 3-month U.S. Treasury Bill for the first business day of the then current calendar quarter as set forth in the U.S. Federal Reserve Statistical Release H.15 (519) under the caption “Treasury constant maturities”, or if such measurement is not available, such other source as the Managing Member may determine appropriate in its discretion.

No Performance Allocation is made, however, with respect to a Member’s capital account until any cumulative net capital depreciation previously allocated to such Member’s capital account plus any Management Fees and Administrative Fees charged to such capital account (the “Loss Carryforward”) have been recovered. Any Loss Carryforward of a Member is reduced proportionately to reflect the repurchase of any portion of that Member’s Interest. Upon a repurchase of an Interest (other than at the end of a calendar year) from a Member, a Performance Allocation will be determined and allocated to the Special Member, and in the case of any repurchase of a partial Interest, on a “first in - first out” basis (i.e., the portion of the Interest being repurchased and the amount with respect to which the Performance Allocation is calculated) will be deemed to have been taken from the first capital contribution of such Member (as such contribution has been adjusted for net capital appreciation or depreciation, Management Fees, Manager Administrative Fees and other expenses) until it is decreased to zero and from each subsequent capital contribution until such contribution (as adjusted) is decreased to zero.

Performance Allocation is earned on a calendar year basis, and is accrued and presented on the Statement of Changes in Members’ Capital on a fiscal year basis. The Performance Allocation for the fiscal year ended March 31, 2014 and the six months ended September 30, 2014 was $13,769,551 and $2,299,956, respectively. These amounts are reported as Performance Allocation on the Statement of Changes in Members’ Capital.

The Performance Allocation for the fiscal year ended March 31, 2014 is comprised of the amounts noted below:

	Performance Allocation Accrual	Performance Allocated to Special Member	Total

12/31/2013	$(4,408,440) *	$15,597,989	$11,189,549

3/31/2014	$2,543,568	$36,434	$2,580,002

			$13,769,551

*	Represents the reversal of the prior period fiscal year’s accrual, as no actual Performance Allocation occurred.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

6.  Contributions, Redemptions, and Performance Allocation (continued)

The Performance Allocation for the fiscal six months ended September 30, 2014 is comprised of the amounts noted below:

	Performance Allocation Accrual	Performance Allocated to Special Member	Total

3/31/2014	$(2,543,568) **	$—	$(2,543,568)

9/30/2014	$4,661,245 ***	$182,279	$4,843,524

			$2,299,956

**	Represents the reversal of the prior period fiscal year’s accrual, as no actual Performance Allocation occurred.
***	The amount accrued for the period January 1, 2014 to September 30, 2014. This amount is subject to change as actual Performance Allocation occurs at the end of the calendar year.

7.  Risk Exposure

In the normal course of business, the Investment Funds (in which the Fund invests) trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from weekly to annually, and may be subject to various lock-up provisions and early withdrawal fees.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2014 (Unaudited) (continued)

7.  Risk Exposure (continued)

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

8.  Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9.  Concentrations

An affiliate of the Fund’s Investment Manager has investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant Member transactions, if any, may impact the Fund’s performance.

10.  Subsequent Events

Management has evaluated all subsequent transactions and events after the balance sheet date through the date on which these financial statements were available for issuance, and has determined that no additional items require disclosure.

J.P. Morgan Access Multi-Strategy Fund LLC

Board Approval of Investment Advisory Agreement (Unaudited)

The Board of Directors has established various standing committees composed of Directors with diverse backgrounds, to which the Board of Directors has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Directors and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Directors held meetings in person in June and August 2014, at which the Directors considered the continuation of the investment management and sub-advisory agreements for the Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Directors continued their review and consideration. The Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Directors considered and reviewed performance and other information about the Fund received from the Investment Manager and Sub-Advisor. This information included the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Investment Manager of the Fund’s performance. The Investment Manager also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Directors requested, received and evaluated extensive materials from the Investment Manager and/or Sub-Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreements, the Directors reviewed the proposed agreements with representatives of the Investment Manager, counsel to the Fund and independent legal counsel and received a memorandum from independent legal counsel to the Directors discussing the legal standards for their consideration of the proposed agreements. The Directors also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Investment Manager were present. Set forth below is a summary of the material factors evaluated by the Directors in determining whether to approve the Advisory Agreements.

The Directors considered information provided with respect to the Fund over the course of the year. Each Director attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Directors consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Directors determined that the compensation to be received by the Investment Manager from the Fund and by the Sub-Advisor from the Investment Manager under the Advisory Agreements (as well as any performance allocation the Sub-Advisor received from the Fund) was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of the Fund and its shareholders.

J.P. Morgan Access Multi-Strategy Fund LLC

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

The factors summarized below were considered and discussed by the Directors in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Investment Manager and Sub-Advisor

The Directors received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Directors took into account information furnished throughout the year at Directors’ meetings, as well as the materials furnished specifically in connection with this annual review process. The Directors considered the background and experience of the Investment Manager’s and Sub-Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Investment Manager and Sub-Advisor. In addition, the Directors reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Directors also considered information provided by the Investment Manager and Sub-Advisor about the structure and distribution strategy of the Fund. The Directors also reviewed information relating to the Investment Manager’s and Sub-Advisor’s risk governance model and reports showing the Investment Manager’s and Sub-Advisor’s compliance structure and ongoing compliance processes. The Directors also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Investment Manager and Sub-Advisor.

The Directors also considered its knowledge of the nature and quality of the services provided by the Investment Manager and Sub-Advisor to the Fund gained from their experience as Directors of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Investment Manager, Sub-Advisor and their affiliates, the commitment of the Investment Manager and Sub-Advisor to provide high quality service to the Fund, their overall confidence in the Investment Manager’s and Sub-Advisor’s integrity and the Investment Manager’s and Sub-Advisor’s responsiveness to questions or concerns raised by them, including the Investment Manager’s and Sub-Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund. In addition, the Directors considered the different roles and responsibilities performed by the Investment Manager and Sub-Advisor under the Advisory Agreements, including the Investment Manager’s monitoring and evaluating of the Sub-Advisor to help assure that the Sub-Advisor is managing the Fund consistently with its investment objectives and restrictions.

Based upon these considerations and other factors, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Investment Manager and Sub-Advisor.

Costs of Services Provided and Profitability to the Investment Manager and its Affiliates

The Directors received and considered information regarding the profitability to the Investment Manager and its affiliates in providing services to the Fund. The Directors reviewed and discussed this data. The Directors recognized that this data is not audited and represents the Investment Manager’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the

J.P. Morgan Access Multi-Strategy Fund LLC

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

Investment Manager. The Directors also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Directors concluded that the profitability to the Investment Manager under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Directors reviewed information regarding potential “fallout” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationship with the Fund. The Directors also reviewed the Investment Manager’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Investment Manager.

The Directors also considered that JPMFM, an affiliate of the Investment Manager and Sub-Advisor, earns fees from the Fund for providing administrative services. These fees were shown separately in the profitability analysis presented to the Directors. The Directors also considered the fees that may be paid to JPMorgan Chase Bank, N.A., J.P. Morgan Institutional Investments Inc., J.P. Morgan Securities LLC, J.P. Morgan Trust Company, N.A., and JPMorgan Distribution Services, Inc. for various services.

Economies of Scale

The Directors considered the extent to which the Fund benefits from economies of scale. The Directors noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints but that the Investment Manager has implemented fee waivers and expense limitations. The Directors considered whether it would be appropriate to add advisory fee breakpoints and the Directors concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Investment Manager and Administrator have in place that serve to limit the overall net expense ratio for the Fund at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Directors noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Directors in determining the reasonableness of the proposed management fees. The Directors considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Investment Manager’s Other Clients

The Directors received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Investment Manager for investment management styles substantially similar to that of the Fund. The Directors also considered the complexity of investment management for the Fund relative to the Investment Manager’s other clients and the differences in the nature and extent of the services provided to the different

J.P. Morgan Access Multi-Strategy Fund LLC

Board Approval of Investment Advisory Agreement (Unaudited) (continued)

clients. The Directors concluded that the fee rates charged to the Fund in comparison to those charged to the Investment Managers’ other clients were reasonable.

Investment Performance

The Directors received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Directors considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Directors reviewed a description of Lipper’s methodology for selecting funds in the Fund’s Universe Group. As part of this review, the Directors also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Investment Manager. The Lipper performance data noted by the Directors as part of their review and the determinations made by the Directors with respect to the Fund are summarized below:

The Directors noted that the Fund’s performance was in the fourth, third and fifth quintiles for the one-, three-, and five-year periods ended December 31, 2013. The Directors discussed the performance and investment strategy of the Fund with the Investment Manager and, based upon this discussion and other factors, concluded that they were satisfied with the Investment Manager’s analysis of the Fund’s performance. They requested, however, that the Investment Manager provide additional Fund performance information to be reviewed with the members of the money market and alternative products committee at each of their meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Directors considered the contractual advisory fee rate paid by the Fund to the Investment Manager and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Directors also considered the fees paid by the Investment Manager to the Sub-Advisor out of the advisory fee and performance allocation the Sub-Advisor is entitled to. The Directors recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Directors also reviewed information about other expenses and the expense ratios for the Fund. The Directors considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors’ also noted the complexity of comparing fees with performance based components. The Directors’ determinations as a result of the review of the Fund’s advisory fee and expense ratio are summarized below:

The Directors noted that the Fund’s net advisory fee and actual total expenses were in the fourth and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Directors concluded that the advisory fee paid by the Fund to the Investment Manager and by the Investment Manager to the Sub-Advisor (as well as any performance allocation the Sub-Advisor received from the Fund) was reasonable.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

The Fund’s Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission’s website at http://www.sec.gov.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT TEAM

The Fund’s portfolio managers are Jonathan Shelon and Lenore Petteruti. Mr. Shelon, Managing Director, Chief Investment Officer and Head of the J.P. Morgan Global Access Portfolios and the J.P. Morgan Access Funds, determines the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments and utilizes diligence on the Investment Funds conducted by the Alternative Investments Group of J.P. Morgan Private Bank. In addition to being the Chief Investment Officer for the J.P. Morgan Global Access Portfolios and J.P. Morgan Access Funds, Mr. Shelon is also a senior member of the Global Investment Committee at the J.P. Morgan Private Bank responsible for the development of investment strategy, including tactical and strategic asset allocation for high net worth clients. Prior to joining J.P. Morgan, Mr. Shelon spent ten years as a portfolio manager at Fidelity Investments where he was responsible for the investment performance, process and evolution of their target-date strategies, including the Freedom Fund series. Before Fidelity, Mr. Shelon was a quantitative consultant in the Capital Markets Research Group of Callan Associates, an investment consulting firm. At Callan, he developed strategic investment plans for institutional clients including pension plans, foundations, endowments, and insurance companies. He also spent six years as an associate actuary with Milliman, a leading consulting organization to the insurance industry. Mr. Shelon received a bachelor of business administration degree in actuarial science from the Fox School of Business and Management at Temple University. A Fellow of the Society of Actuaries and Chartered Financial Analyst charterholder, Jonathan is a member of the American Academy of Actuaries and member of the CFA Institute. Ms. Petteruti is a Managing Director and Head Portfolio Manager for the Global Access hedge fund portfolios. She also serves as Head of Alternatives for the Global Access Portfolios where she oversees hedge fund and private equity investments across multiple portfolios. Prior to joining J.P. Morgan Private Bank, Ms. Petteruti was the Chief Portfolio Strategist at CQS LLC, a hedge fund manager specializing in structured credit and global credit. At CQS, Ms. Petteruti served as a Product Specialist across all CQS Portfolios and was involved in constructing customized portfolio solutions for institutional clients. Before CQS, Ms. Petteruti was the Chief Risk Officer at Corbin Capital Partners, LLC, a fund of hedge funds manager. She also served as the Chief Investment Officer of Mezzacappa Management LLC, a family office and fund of hedge funds. She began her career at J.P. Morgan Chase as a Credit Officer, originating bank loans for non-investment grade companies. Ms. Petteruti received a Bachelor of Arts in International Relations and Economics from Brown University.

Other Accounts Managed by the Principal Individuals Primarily Involved in the Management of the Fund’s Assets

The following table shows information regarding all of the other accounts managed by principal individuals involved in the management of the Fund’s assets as of March 31, 2014.

All figures ($1,000,000’s)

Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Jonathan Shelon	3	$2,779	17	$6,237	0	$0
Lenore Petteruti	1	470	1	151	0	0

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions )	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($millions)
Jonathan Shelon	1	$2,264	15	$5,264	0	$0
Lenore Petteruti	1	2,264	11	3,524	0	0

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager and Sub-Adviser provide investment management services to other clients, including other multi-manager funds and discretionary managed accounts, that follow investment programs substantially similar to that of the Fund. As a result, when a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, the Investment Manager and Sub-Adviser will be required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than the Investment Manager or Sub-Adviser would ideally allocate if it did not provide investment management services to other clients. In addition, the Investment Manager and/or Sub-Adviser may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by the Investment Manager and/or Sub-Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The Investment Manager and Sub-Adviser attempt to allocate limited investment opportunities among the Fund and their other client accounts in a manner they believe to be reasonable and equitable.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

(a)(4)	Disclosure of Securities Ownership

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Jonathan Shelon	$0
Lenore Petteruti	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             J.P. Morgan Access Multi-Strategy Fund, L.L.C.

By (Signature and Title)* /s/ Robert L. Young
Robert L. Young, Principal Executive Officer
(principal executive officer)

Date    December 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert L. Young
Robert L. Young, Principal Executive Officer
(principal executive officer)

Date     December 1, 2014

By (Signature and Title)* /s/ Lauren A. Paino
Lauren A. Paino, Principal Financial Officer
(principal financial officer)

Date    December 1, 2014

*	Print the name and title of each signing officer under his or her signature.